Exhibit 99.1

January 2018 Investor Meetings

Safe Harbor Statement To the extent that statements contained in this presentation are not descriptions of historical facts regarding TESARO, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "anticipate," "estimate," "intend," and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, statements regarding our expected ZEJULA net revenues for the quarter and fiscal year ended December 31, 2017, the potential size of the current and future market opportunities for our various products and product candidates and our various assumptions related thereto, the expected trends in duration of treatment with ZEJULA, the design and expected timing of initiation and data from our various planned niraparib, TSR-042, TSR-033, TSR-022, combination studies, and other ongoing clinical trials, and the details of our key near-term value drivers. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties associated with the results of the final audit of our financial statements for the year ended December 31, 2017, risks related to competition, the uncertainties inherent in the execution and completion of clinical trials, uncertainties surrounding the timing of availability of data from clinical trials, uncertainties surrounding our ongoing discussions with and potential actions by regulatory authorities, risks related to manufacturing and supply, risks related to intellectual property, and other matters that could affect the availability or commercial potential of our products and product candidates. TESARO undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see TESARO's Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

TESARO: An Enduring Mission TESARO is a biopharmaceutical company devoted to providing transformative therapies to people bravely facing cancer. We see new possibilities to responsibly develop and commercialize innovative treatments where others may not. Relationships are vital to the success of our business, and we are committed to being a trusted partner to the cancer community

2017 Highlights OC: Ovarian cancer TNBC: Triple-negative breast cancer COMMERCIAL Four product launches: ZEJULA in U.S. and Europe, VARUBI IV in U.S., VARUBY in Europe ZEJULA added to NCCN Clinical Practice Guidelines in Oncology Ovarian Cancer version 1.2017 ZEJULA became the #1 prescribed PARPi in the U.S. for patients with ovarian cancer CORPORATE $500M nondilutive term loan financing secured Initial European commercial organization established Leveraging partnerships with Janssen, Hengrui, Takeda and Zai Lab to advance products in certain geographies and indications PIPELINE Niraparib franchise significantly expanded in ovarian and lung cancers TSR-042 expansion cohorts initiated Data presented from TOPACIO showing activity in patients with platinum-resistant OC and TNBC Combination study of TSR-022 (anti-TIM-3) + TSR-042 (anti-PD-1) initiated TSR-033 (anti-LAG-3) advanced into first clinical trial REGULATORY ZEJULA approved by the U.S. FDA and European Commission (EC) VARUBI IV approved by the FDA VARUBY approved by the EC Accelerated registration path for TSR-042 in MSI-H endometrial cancer agreed with FDA

Strong Financial and Strategic Position from which to Execute Two Commercial Products Portfolio Addresses Large Markets Balanced Product Pipeline Strong Financial Position ExperiencedTeam with U.S. and EU Reach CINV Ovarian Cancer Breast Cancer Lung Cancer Early to Late Stage I-O Approaches Small Molecules Biologics ~$521M in cash & equiv. as of 9/30/17, excluding $500M nondilutive term loan financing

TESARO U.S. Commercial Execution Area Managers and Health Systems Managers (sales force) Medical Science Liaisons Oncology Nurse Educators Sales Leadership Key Customer Account Teams Sales Training Product Marketing ~170 Field-based Associates Field Management Full-scale Oncology Commercial & Medical Affairs Organizations

TESARO European Commercial Execution Six offices to support product launches in 17 countries Team of 100 associates growing to 180 Niraparib Early Access Program has enrolled >570 patients to date ZEJULA and VARUBY launches underway Paris Madrid London Rome Zug Munich Initial European Commercial Organization

Commercial Products: Solidify ZEJULA’s position as the market-leading PARP inhibitor in recurrent ovarian cancer in the US Execute on the ZEJULA launch in Europe Ovarian Franchise: Initiate a Phase 3 clinical trial of niraparib in combination with TSR-042 in first-line ovarian cancer in 1H 2018 Report AVANOVA data in 2H 2018 Advance OVARIO, a Phase 2 clinical trial of niraparib in combination with bevacizumab in patients with first-line ovarian cancer Breast Cancer: Define the registration path in platinum-resistant ovarian cancer and triple negative breast cancer in Q1 2018, pending data from TOPACIO trial Key Near-Term Value Drivers Lung Cancer: Report initial data from GARNET to demonstrate effectiveness of TSR-042 in NSCLC in 2H 2018 Report initial Phase 2 niraparib/TSR-042 lung data in Q3 2018 Initiate a Phase 3 clinical trial of niraparib in combination with TSR-042 in NSCLC in 2H 2018 I-O Portfolio: Report initial data for the AMBER trial of TSR-022 in combination with TSR-042 in 2018 Report initial data from CITRINO (TSR-033 Ph1) in 2H 2018 and initiate a combination trial of TSR-033 plus TSR-042 in Q1 2018 Advance GARNET accelerated approval registration trial of TSR-042 in MSI-H cancers Initiate IND-enabling studies with PD-1/LAG-3 bispecific in Q1 2018

More Time for More Women1 1ZEJULA increased progression-free survival (PFS) for women with recurrent ovarian cancer following complete or partial response to platinum-based chemotherapy in a randomized, placebo-controlled phase 3 trial. At the time of the PFS analysis, limited overall survival data were available, with 17% of survival events occurring in the study

3 FDA approved for patients with ovarian, fallopian tube, and peritoneal cancer in response to platinum based therapy. No biomarker test required ZEJULA®: The Only Once-Daily PARPi for Maintenance Treatment of Patients with Recurrent Ovarian Cancer 1 Highly selective PARP 1/2 inhibitor; once per day, oral dosing 2 Strong efficacy in patients with and without BRCA mutations 4 EC approval received, EU organization preparing for launch 5 Ongoing and planned trials to establish market leader position in 1st line and recurrent OC representing a $4.0 billion opportunity globally 6 Franchise expansion plan in place to expand in solid tumor markets representing an over $4.5 billion opportunity globally 7 IP: Composition of Matter through 2030 OC: Ovarian cancer

NOVA Study Primary Endpoint PFS Results gBRCAmut Cohort Treatment PFS Median (95% CI) (Months) Hazard Ratio (95% CI) p-value % of Patients without Progression or Death 12 mo 18 mo Niraparib (N=234) 9.3 (7.2, 11.2) 0.45 (0.338, 0.607) p<0.0001 41% 30% Placebo (N=116) 3.9 (3.7, 5.5) 14% 12% PFS was analyzed using a 2-sided log-rank test using randomization stratification factors, and summarized using the Kaplan-Meier methodology; Hazard ratios with 2-sided 95% confidence intervals were estimated using a stratified Cox proportional hazards model, with the stratification factors used in randomization Treatment PFS Median (95% CI) (Months) Hazard Ratio (95% CI) p-value % of Patients without Progression or Death 12 mo 18 mo Niraparib (N=138) 21.0 (12.9, NR) 0.26 (0.173, 0.410) p<0.0001 62% 50% Placebo (N=65) 5.5 (3.8, 7.2) 16% 16% Overall Survival (<20% patient deaths) HR 0.73 (95% CI, 0.480 to 1.125; p=0.1545) 50% of patients with no progression or death 24 months following the start of chemotherapy 30% of patients with no progression or death 24 months following the start of chemotherapy Non-gBRCAmut Cohort 0 25 50 75 100 Progression–free Survival (%) Niraparib Placebo 0 2 4 6 8 10 12 14 16 18 20 22 24 Time Since Randomization (months) 0 25 50 75 100 0 2 4 6 8 10 12 14 16 18 20 22 24 Time Since Randomization (months) Progression–free Survival (%) Niraparib Placebo

The Market Leading PARPi Source: TESARO data on file PAP: Patient Assistance Program Broad utilization of ZEJULA Treatment and maintenance settings Patients with and without BRCA mutations 25% to 30% of units shipped have been PAP or Quick Start Limited foundation support in ovarian cancer ~85% of patients in the PAP have Medicare coverage Ex-Factory Units 4,154 2,679 $26M $39M 1,949 3,004 730 1,150 Q2 Q3 Commercial Units Free Product

Total Patients Treated ~1,500 ~3,000* Total Prescribing Doctors >1,000 >1,700 BRCA status ~50% BRCAmut / ~50% non-BRCAmut ~50% BRCAmut / ~ 50% non-BRCAmut Reimbursement >95% of lives covered >99% of lives covered Refills Nearly 50% of units shipped in June ~70% of units shipped in September Gross to Net ~10% ~10% Specialty Pharmacy 60% 65% Patient Assistance Program (PAP) 20–30% of units 25–30% of units U.S. Launch Off to a Strong Start *Includes new and continuing patients Source: Quintiles IMS ‘BrandImpact Offering data collected April 28th-July 21st, 2017. Specialty Pharmacy and Specialty Distributor data; Company estimates; Quintiles IMS BrandImpact Offering Q2 2017 Q3 2017

Monthly PARPi Treated Patients with Ovarian Cancer* ZEJULA Has Achieved Rapid Uptake and Leading Market Share Among All Ovarian Cancer Patients Note: Reflects both commercial and free product through patient assistance programs; Source: IntrinsiQ Data, © Copyright 2016, IntrinsiQ Specialty Solutions, Inc. an AmerisourceBergen Specialty Group company. All rights reserved; data refreshed as of 12/23/2017 *Over 65,000 cancer patient medical records and 760 physicians included in the IntelliView sample. IntelliView tracks actual drug administrations at the patient level for both IV and oral oncolytics. 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 D-14 J-15 F-15 M-15 A-15 M-15 J-15 J-15 A-15 S-15 O-15 N-15 D-15 J-16 F-16 M-16 A-16 M-16 J-16 J-16 A-16 S-16 O-16 N-16 D-16 J-17 F-17 M-17 A-17 M-17 J-17 J-17 A-17 S-17 O-17 N-17 No. Patients Olaparib Rucaparib ZEJULA

Ovarian Breast Prostate Other ZEJULA Initial ZEJULA Utilization Primarily for Patients with Ovarian Cancer Olaparib Source: Specialty Pharmacy and Specialty Distributor data; IntrinsiQ Data, © Copyright 2016, IntrinsiQ Specialty Solutions, Inc. an AmerisourceBergen Specialty Group company. All rights reserved; data refreshed as of 11/23/2017 Utilization primarily for patients with ovarian, fallopian tube, & peritoneal cancers Ovarian Fallopian Peritoneal Other Utilization for patients with ovarian, breast, prostate, and other cancers 48% 24% 24% 4% 79% 7% 6% 8%

PARPi Maintenance Share Among 2L & 3L Platinum Responders ~26%; ZEJULA Share of PARPi Class ~60% Source: TESARO ATU (awareness, trial, usage) Market Research Tracking Study. Maintenance Therapy – Patients Who Respond to Induction (PR or CR) 2L & 3L Platinum-sensitive Patients Watch and Wait has decreased; ~20% of the patients in a PR or CR go to Watch and Wait PARP inhibitors account for most of the maintenance usage in the 2nd line+ setting (n=73 HCPs) (n=70 HCPs) (n=122 HCPs) May/Jun 2017 Jun/July 2017 Sept/Oct 2017 26% of platinum responders receive PARPi maintenance 8% 9% 15% 4% 4% 7% 3% 3% 4% 11% 13% 15% 40% 42% 38% 35% 28% 19% 0% 25% 50% 75% 100% % of Patients Watch & Wait Continued chemotherapy bevacizumab rucaparib olaparib ZEJULA

Treatment Durations to Grow with Additional Maintenance Setting Use *Treatment / other patients expected to have durations of <6 months **Maintenance patient durations expected to grow from <9 months to >15 months 10,000 new patients/year or ~180 patients/ week eligible for maintenance Durations expected to approach 12–15 months Most prevalent dose expected to be 200mg $26M $39M $40–50M DURATIONS < 9 Months 12 Months >15 Months Q2'17 Q3'17 Q4'17E 2-3 Years Out Treatment/Other* Maintenance**

Favorable ZEJULA Attributes In-line with Promotional Messaging O Green circle: ZEJULA significantly outperforms competitor Thick circles indicate significant differences at 95% confidence, thin circles at 90% Note: Attributes listed in descending order of importance as per Baseline ATU Product Attribute Comparisons – All Physicians Helps patients maintain their quality of life Effectively treats BRCA positive patients (gBRCA, sBRCA, tBRCA) Effectively treats BRCA negative patients (Wild type, germline BRCA negative but somatic/tumor BRCA unknown, status unknown) Has a favorable side effect profile Is effective as maintenance therapy Has favorable reimbursement/formulary status Has simple dosing Has a helpful patient access & support program Describes Extremely Well Top 2 Box % Worst Best 0% 20% 40% 60% 80% 100% Avastin Lynparza Rubraca Zejula

Clinical Practice is Consistent with NOVA Results aThrombocytopenia=thrombocytopenia and decreased platelet count. No grade 3 or 4 bleeding events were associated with thrombocytopenia; banemia=anemia and decreased hemoglobin counts; cneutropenia=neutropenia, decreased neutrophil count, and febrile neutropenia; dfatigue=fatigue, asthenia, malaise, and lethargy. TEAE = treatment-emergent adverse event; CTCAE = Common Terminology Criteria for Adverse Events; Data contained in ZEJULA™ 1. Prescribing Information; 2. Data on file at TESARO; 3. Data presented at SGO 2017. Hematologic treatment-related TEAEs grade >3 were manageable through dose individualization No patient had a grade 3 or 4 bleeding event, although 1 patient had grade 3 petechiae and hematoma concurrent with pancytopenia. No grade 5 events occurred Event – % (n) Grade 3/4 Events1 (N=367) % Incidence Grade 3/4 Events That Occurred After Month 22 Any Grade – Treatment Discontinuations (N=367)1,2, 3 Thrombocytopeniaa 29% <1% 3% Anemiab 25% <10% 1% Neutropeniac 20% 8.8% at Month 3, <1% afterwards 2% Fatigued 8% 1.5% 3% Hypertension 9% -- <1% Nausea 3% <1% 2% Vomiting 2% <1% <1%

ZEJULA Dose is Individualized for Each Patient by Cycle 3 for the Vast Majority of Patients Wang J, et al. Poster presentation at ESMO 2017. Abstract #933PD. 300 mg 200 mg 100 mg After Dose Modification, 200mg was the Most Commonly Administered Dose 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 Percentage of Patients by Dose Remaining on Treatment Month 100 mg 200 mg 300 mg

BRCAmut BRCAwt Dose Reductions Did Not Compromise Efficacy BRCA = breast cancer susceptibility gene; BRCAmut = BRCA mutation; BRCAwt = BRCA wild-type; PFS = progression-free survival. 1. Based on exploratory analysis; Wang J, et al. Poster presentation at ESMO 2017. Abstract #933PD. 2. TESARO, Inc. Data on File. 2017. The estimated PFS probability by dose level was measured after cycle 3 for patients in the BRCAmut and BRCAwt cohorts (i.e., T0=month 3 of treatment) Patients who began ZEJULA at 300 mg and were titrated to their maximum tolerated dose achieved a similar PFS benefit regardless of final dose 1.0 0.8 0.6 0.4 0.2 0.0 PFS 0 4 8 12 16 20 24 Time (months) 200 mg (n=76) 300 mg (n=36) First 3 cycles: dose optimization period 0 4 8 12 16 20 24 Time (months) 1.0 0.8 0.6 0.4 0.2 0.0 PFS First 3 cycles: dose optimization period 200 mg (n=62) 300 mg (n=46)

Three Strategic Imperatives to Maximize Value of ZEJULA® in Ovarian Cancer Establish Broad Leadership Position in First-line Treatment of OvCa Through Successful Registrations from PRIMA, and in Combination Use Strengthen Leadership Position in Recurrent Platinum-responsive Ovarian Cancer Advance Standard of Care in Platinum-resistant Recurrent Ovarian Cancer (PROC) PRIMA (Ph3) Broaden maintenance indication OVARIO (Ph2) Generate rapid proof-of-concept in combination with bevacizumab FIRST (Ph3) Expand 1L indication in combination with TSR-042 (± Bev) QUADRA (Ph2) Broaden indication to include treatment of 4L+ Evaluate all comers and biomarker/clinical marker subset ISTs to build on niraparib backbone with combination regimen AVANOVA: Chemo free P2 Nir and Nir+Bev Others in planning TOPACIO (Ph1/2) Build on Phase 1/2 signal OPAL (Ph1/2) Signal seeking to identify promising breakthrough combinations Prioritize triple combination (Nir+Bev+TSR-042) 1 2 3

Large Market Opportunities in Ovarian Cancer Source: Kantar Health, Data on file; Company estimates 1Assumes PARPi dosage forms that allow for flat pricing Solidify Leadership Position in Recurrent Ovarian Cancer Platinum Responsive (NOVA) Platinum Resistant (TOPACIO) Year 1 Incidence of U.S. & EU17 Combination TOPACIO TRIAL Expand into Front-Line ~13,000 x2 Advance Front-Line Combinations ~13,000 x2 Monotherapy NOVA Trial ~10,000 x2 Duration of Therapy ~10,000 x2 Combinations Monotherapy PRIMA Trial Combinations with Bev, anti-PD-1 mAb Total Worldwide Ovarian Cancer Market Opportunity of >$4 Billion1

Large Development Opportunities Beyond Current Indication Recurrent OC Maintenance (NOVA) 1L Maintenance (PRIMA, FIRST) Lung + TNBC Combinations IO Portfolio Combination Sales $4B $8B $1B

Endpoint assessment Niraparib 300 mg Daily Treatment Stratify on HRD CR or PR following platinum based chemotherapy Hierarchical Testing for PFS (radiologic, central review) PFS in HRDpos population (HR 0.5) PFS in ITT population (HR 0.65) Primary Endpoint Ovarian Cancer with high risk for progression, Stage 3 or 4 (N=330) Establish Leadership in Front-Line with PRIMA Placebo 300 mg Daily Treatment OS · PFS2 · PRO (FOSI, European Quality of Life scale-5-Dimensions, Neuropathy questionnaire) · Safety & Tolerability · Time to CA-125 progression Key Secondary Endpoints ITT; Intent to Treat; HRD: Homologous recombination deficiency; PRO: Patient reported outcomes

AVANOVA: Niraparib + Bevacizumab Phase 2, N=94 Stratify on HRD and PFI (>6-12 months or 12+ months) Phase 1, N = 12 Recurrent, platinum-sensitive epithelial ovarian, fallopian tube, or primary peritoneal cancer w/high-grade serous/endometrioid histology Objectives Phase 1: Safety and tolerability of bevacizumab-niraparib combination Phase 2: Progression-Free Survival (PFS) in niraparib vs. niraparib + bevacizumab Niraparib: 300mg Bevacizumab: 15mg/kg Niraparib: 300mg Phase 1/2 AVANOVA Trial Niraparib + Bevacizumab Initial data presented at ASCO 2016, abstract 5555 AVANOVA is an Investigator Sponsored Trial (IST) Potentially synergistic activity via simultaneous inhibition of anti-angiogenesis and DNA repair Chemotherapy free treatment regimen Goal to improve PFS with bevacizumab or niraparib monotherapy Supported by VEGFi + PARPi exploratory work (Avastin and others) Promising initial combination activity observed in AVANOVA Update of Phase 1 data at ESMO 2017 Disease control rate of 92% 6/12 (50%) ORR, including 1 CR and 5 PRs Median progression-free survival (PFS) was 49 weeks Phase 2 is ongoing 80% power for HR 0.57 (8 vs. 14 months) Enrollment nearly complete SD: Stable disease HR: Hazard ratio CRC: Colorectal cancer GBM: Glioblastoma multiforme

TOPACIO: Niraparib + anti-PD-1 1 2014 SABC 2 J Clin Oncol 32:5s, 2014 (suppl; abstr 5511) 3 Rucaparib package insert; Gelmon, Lancet Oncol., 2011 Sep;12(9):852-61 N: niraparib; P: pembrolizumab Phase 1/2 TOPACIO Trial Niraparib + Pembrolizumab Objectives Phase 1: Establish Phase 2 dose Phase 2: Response rate and Duration of response Evaluate biomarker data ESMO 2017 Preliminary activity is encouraging; responses have been observed across a spectrum of patients in both ovarian and triple-negative breast cancers. 37% of OC and 44% of TNBC patients remained on treatment at the time of data presentation Nearly all patients with PR/CR are ongoing No new safety signals have been identified Additional data anticipated in 1H 2018 Update on registration strategy to be provided in the first half of 2018 OC=ovarian cancer; TNBC=triple-negative breast cancer PD-L1=programmed death-1-ligand-1; TEAE=treatment-emergent adverse event Phase 2 Study 200mg niraparib and 200mg Q3W pembrolizumab 48 Ovarian Pts; 48 TNBC pts Phase 1 Cohorts: OC and TNBC; 48 Patients Each Triple-negative breast cancer (TNBC) or Recurrent, Platinum-Resistant Ovarian Cancer

Multiple Ongoing Monotherapy and Combination Studies in NSCLC Patients to Support a Phase 3 Study * Source: Kantar Health 1. Marquard et al , Postel-Vinay Nature Rev Clin Onc 9:144 2012; Postel-Vinay Oncogene 2013 1-11, Lee et al Clin Can Res 13:832; 2. Sandhu et al Lancet Onc 2013; a. Clin Cancer Res 2007 13.832; b. Nat Rev Clin Onc 9:144 2012, c, oncotarget 2016 Villaruz et al, d, Rehman et al Nat Rev Clin Onc 7:718 2010, e , Oncogene 23:1000 2004 Phase 2 Trial Data Available in 2018 PARP + anti-PD-1 combination Phase 3 Niraparib + TSR-042 PARP Monotherapy anti-PD-1 Monotherapy Goal: Monotherapy activity of TSR-042 Goal: Monotherapy activity of niraparib Goal: Safety/activity of the niraparib + TSR-042 combination and biomarker supportive data Expression Frequency Low BRCA1/2a 69% Low ERCC1b 50% ATM lossc 40% PTEN lossd 20-30% Low MSH2b 18-38% FA methylatione 14% ERCC1 low NSCLC further sensitized to niraparib Large Unmet Need in NSCLC U.S. incidence of over 200K patients ~110,000 treated 1L NSCLC patients in 2017 Includes patients with both PD-L1 high and low tumors

Advancing a Broad I-O Pipeline Current Status Compound Indication Pre- clinical Ph 1 Ph 2 Ph 3 TSR-042 Anti-PD-1 mAb MSI-H tumors TSR-022 Anti-TIM-3 mAb Various tumor types TSR-033 Anti-LAG-3 mAb Various tumor types Anti-LAG-3/PD-1 dual reactive mAb Various tumor types Undisclosed small molecules Various tumor types Registration strategy initiated Combination of TSR-022 and TSR-042 ongoing; expansion started in lung Phase 1 dose escalation underway Lead candidate identified Lead candidates to be identified Registration trial

PD-1/L1 pathway blockade reinvigorates exhausted T cells following chronic viral infection Freeman et al, JEM 2006 Blocking the PD-1/L1 pathway can reverse exhausted T cells to expand and regain effector functions Blockade results in increase in cytokine production, cytolysis and reduction of viral load Chronic Infection Exhausted T cell Reinvigorated T cell Naïve T cell Memory T cell Resolved Infection Activated Effector T cell Virus-specific CD8+ T cells posses multiple functions including production of cytokines, cytotoxicity, antigen-driven proliferation, and resistance to apoptosis During chronic infections, these functions can be exhausted Exhausted T cells express high levels of PD-1 PD-1 expression correlates with increased viral load

Exhausted T cells express high levels of PD-1 and PD-1 level is associated with increased viral load in HIV patients Palmer et al, 2013; Day et al, Nature 2006 PD-1 expression is increased on CD4+ and CD8+ T cells in HIV infected subjects PD-1 expression correlates with increased viral load Humanized in vivo mouse model of HIV infection Peripheral blood from infected subjects

PD-1/L1 pathway blockade reverses T cell exhaustion and increases proliferation of CD4+ and CD8+ T cells Palmer et al, 2013; Day et al 2006 Humanized in vivo model of HIV infection Th1 cytokines are elevated following anti-PD-L1 treatment CD8+IFN-γ+ cells (%) Control Anti-PD-L1 + anti-PD-L2 CD3+CD4+CFSElo cells (%) Control Anti-PD-L1 PD-1/L1 treatment results in increased HIV-specific CD8 + and CD4 + cells Peripheral blood from infected subjects

Inhibition of PD-1/L1 pathway results in decreased viral load and increased CD4+ and CD8+ T cells in vivo Palmer et al, 2013 Inhibition of viral load Increase in CD4+ and CD8+ cells Humanized in vivo model of HIV infection

PD-1 blockade results in durable responses for cancer patients Brahmer et al., ASCO 2017 KEYNOTE-024: Ph3 Pembrolizumab in 1L NSCLC, PD-L1 >50%

Reinvigoration of CD8+ T cells translates to better outcomes in NSCLC patients Kamphorst et al. PNAS 2017 Proliferation of CD8+ T cells can be detected after anti-PD-1 therapy Early proliferation of PD-1+ CD8 T cells correlates with clinical outcome

TIM-3 and LAG-3: Associated with induced Reversible Exhausted T cell Phenotype in Patients with Chronic Viral Infection Jones et al, JEM 2008; Tian et al, J Immunol 2015; Golden-Mason et al, 2009 LAG-3 TIM-3 Correlation with viral load Increased expression Blockade rescues exhausted T cell anti-TIM-3 controls IFN-γ (pg/ml) IFN-γ CD8+ T cells (%)

Greater T cell function is observed with dual blockade of checkpoints Wherry et al, Nature Immunology 2009 Dual PD-L1 + LAG3 blockade results in improved viral control LAG-3 + PD-L1 blockade improves function of exhausted CD8+ T cells

Significant I-O/I-O Combination Value Targeted Development Opportunities Potential q6w Dosing TSR-042 is a Strategic Asset for TESARO MONTH 1 MONTH 2

GARNET: Phase 1 Expansion Initiated to Support TSR-042 Registration *Expansion to be initiated after confirmation of PK and safety of the fixed doses. **Current accelerated approval opportunity. D. T. Le et al., Science 10.1126/science.aan6733 (2017). Endometrial Cancer (MSS) <1/3 DLT <1/3 DLT Other MSI-H Part 2a Fixed dose safety cohorts (all comers) 500 mg Q3W 1000 mg Q6W N=12 DLT period complete; Dose/Schedule selected Endometrial Cancer (MSI –H**) Part 1: DLT Based Dose Escalation (All Comers): 21 Enrolled Part 2a: Fixed Dose Safety Cohort: 12 Enrolled Expansion Cohorts (Part 2b) N~65 Registrational Intent (AA Strategy) 1mg/kg 6 enrolled 3mg/kg* 3 enrolled 10mg/kg 12 enrolled TSR-042 P1: n=21 pts (most with tumors considered to be anti-PD-1 non-responsive) ORR 9.5%: 2 PRs (ovarian, SCLC) Nivolumab (JCO 2010) n=39 ORR 8%: 1 CR (CRC); 2 PRs (RCC, Melanoma) Pembrolizumab (CCR 2015) n=32 ORR 16%: 2 CR (merkel, melanoma); 3 PRs (melanoma) Anti-PD-1 antibody Phase 1 data showed responses in anti-PD-1 responsive tumors NSCLC U.S. Market Opportunity: Over 20,000 metastatic MSI-H cancers diagnosed annually

Therapeutic Concept for TIM-3 Blockade aTIM-3, in Combination with aPD-1, will Enhance Immune Cell Activation Resulting in Improved and Durable Anti-tumor Activity Improve Responses to aPD-1 TIM-3 upregulation post-PD(L)-1 blockade can contribute to adaptive immune resistance and tumor progression TIM-3 dampens the anti-tumor effect of PD-(L)1 blockade T cell Anti-PD(L)-1 PD-1 TIM-3 TSR-022 Tumor cells PDL-1 TSR-042 PD-(L)1 Naive PD-(L)1 Resistant TIM-3 Boost Anti-tumor Activity T cell Invigoration TSR-022 TSR-042 Amplify immune function Overcome secondary resistance 1 Overcome Innate Resistance to aPD-1 2 Overcome Acquired Resistance to aPD-1 3

Monney et al. Nature 2002, Sabatos et. Al. Nature Immunol 2003, Sanchez-Fueyo et. Al. Nat Immunol 2003, Wherry et. Al. Nat Immunol 2011, Jin et. Al. PNAS 2010, Rahman et al.J Clin Cell Immunol 2012, Jones et. Al. J Exp Med 2008, Golden-Mason, J Virol 2009. TIM-3: T cell immunoglobulin and mucin-domain containing-3 TIM-3 gene is located on chromosome 5q33.2 and encodes a type I transmembrane glycoprotein Identified through its expression on CD4+ Th1 and CD8+ cytotoxic T cells TIM-3 is a negative regulator of T cell activity and is implicated in T cell exhaustion In experimental autoimmune encephalomyelitis, a Tim-3 antibody exacerbated the disease in mice. Both Tim-3 deficient mice and mice treated with a Tim-3–Ig fusion protein exhibited defects in the induction of antigen-specific tolerance. TIM-3 was demonstrated to play a functional role in T cell exhaustion in models of chronic viral infection and is elevated in HIV and hepatitis C virus infection. Y265/Y272

AMBER: Phase 1 Dose Escalation of TSR-022 as Monotherapy and in Combination Setting DL1: 0.03mg/kg n=3+3 DL2: 0.1mg/kg n=3+3 <1/3 DLT DL3: 0.3mg/kg n=3+3 <1/3 DLT DL4: 1.0 mg/kg n=3+3 <1/3 DLT DL5: 3.0 mg/kg n=3+3 <1/3 DLT DL6: 10.0 mg/kg n=3+3 <1/3 DLT CDL1: TSR-022 + TSR-042 <1/3 DLT <1/3 DLT CDL2: TSR-022 + TSR-042 CDL3: TSR-022 + TSR-042 Dose Escalation: Monotherapy All tumor types: generally enrolled patients with anti-PD-1 non-responsive tumors Dose Escalation Combination (TSR-042) All tumor types: generally enrolling more patients with anti-PD-1 responsive tumors Flat dosing initiated for TSR022 + TSR-042 Expansion cohort Underway (Lung) Estimate approximately 75,000 1L NSCLC and melanoma patients in the U.S. do not respond to monotherapy anti-PD-1 or anti-PD-L11 1Kantar Health, Labels for FDA approved anti-PD-1 / anti-PD-L1 therapies CDL1: TSR-022 + TSR-042 NSCLC Expansion

Poly-functional memory cell Naïve CD8 T-cell PD-1 PD-1 TIM-3 PD-1 TIM-3 LAG-3 Elimination of antigen Persistent stimulation + inflammation IFNg TNFa IL-2 CTL IFNg TNFa CTL IFNg Progressive acquisition of checkpoints associated with reduced functionality IL-2 Proliferation Exhausted LAG-3 is one of 3 Checkpoints Associated with Exhausted T-cells E.g., Reduced Proliferative and Cytokine Releasing Capacity Loss of T-Cell Function Associated with Progressive Expression of Checkpoint Molecules Wherry, Nat Immunol. 2011; Wherry et al., Immunity, 2007; Blackburn et al., Nat Immunol., 2009; Paley et al., Science, 2012.

Part 1: DLT Based Dose Escalation and Combination with TSR-042 Part 2: Expansion Cohorts CITRINO: Phase 1 Evaluation of TSR-033 (Anti-LAG-3): Dose Escalation and Expansion into anti-PD-1 Combination 20 mg n= 3+3 240 mg n=6 80 mg n=6 <1/3 DLT <1/3 DLT 80 mg TSR-033 + TSR-042 n=3-6 240 mg TSR-033 + TSR-042 n=3-6 Ovarian Cancer Endometrial Cancer

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3 No dose adjustment for dexamethasone, a CYP3A4 substrate, and polysorbate-80 free (IV only) 1 Provides protection from CINV for the full delayed risk period (25-120 hours) 2 Oral and IV formulations available 4 Flexibility to use with any 5-HT3 receptor antagonist 5 Single dose administration just prior to chemotherapy 6 Convenient, ready-to-use IV, with no reconstitution or refrigeration required 7 Included in NCCN® Antiemesis Guidelines with a Category 1 Level of Evidence and Consensus for MEC and HEC VARUBI for Prevention of Delayed CINV

January 2018 Investor Meetings